VANGUARD WELLESLEY(R)INCOME FUND

Annual Report * September 30, 2001

BALANCED

[PHOTO OF SHIP/OCEAN]

[THE VANGUARD GROUP(R) LOGO]

SEPTEMBER 11, 2001

On September 11, a series of attacks on our nation by terrorists claimed thousands of lives.
     We want to convey, on behalf of Vanguard's 11,000 crew members, our profound sense of anguish for the victims of the attacks and their families, friends, and colleagues.
     Despite the huge loss of life, the tremendous physical destruction, and the widespread disruption of commerce caused by these attacks, we are confident that the people, financial markets, and economy of the United States will move forward.
     The adaptability and resolve of our people, the resiliency of our markets, and the inherent strength of our economic system have overcome many severe tests in the past 200 years. We believe they will do so again.
     Finally, we salute our clients, who responded to the events of September 11 and their aftermath with patience, reason, and a long-term, not short-term, perspective. We feel privileged to serve such investors.

-- John J. Brennan
   Chairman and Chief Executive Officer

--------------------------------------------------------------------------------

CONTENTS

Letter from the Chairman                                    1

Report from the Adviser                                     7

Fund Profile                                               10

Glossary of Investment Terms                               12

Performance Summary                                        14

Your Fund's After-Tax Returns                              15

Financial Statements                                       16

--------------------------------------------------------------------------------

SUMMARY

* Vanguard Wellesley Income Fund earned a total return of 6.2% during the nine months ended September 30, 2001, far ahead of the returns of its comparative measures.
* Though the stock market's decline hit some segments particularly hard, small- and mid-capitalization value stocks performed relatively well during the period.
* The fund's large stake in bonds helped its performance, as did some excellent selections among value-oriented stocks.

LETTER FROM THE CHAIRMAN

[PHOTO OF JOHN J. BRENNAN]
JOHN J. BRENNAN

Fellow Shareholder,

VANGUARD WELLESLEY INCOME FUND returned 6.2% during the nine months ended September 30, 2001, a fine result that illustrates the value of diversification. Your fund's bond investments registered excellent results, while its stock investments held up well during an extremely difficult period for equities.
     Clearly, the economic and financial landscape was significantly altered by the terrorist attacks that occurred just three weeks before our fiscal year ended on September 30. Although the long-term effect of the tragic attacks is far from clear, we have already seen some harm to the economy and the financial markets.
     As we noted in our semiannual report to you three months ago, Wellesley's fiscal year-end has moved from December 31 to September 30. As a result, this report covers a shortened fiscal year--the nine months since December 31, 2000. In the future, you will receive a semiannual report covering the six months from October through March, and an annual report covering the 12 months through September.
--------------------------------------------------------------------------------
2001 TOTAL RETURNS                                             NINE MONTHS ENDED
                                                                    SEPTEMBER 30
--------------------------------------------------------------------------------
VANGUARD WELLESLEY INCOME FUND                                              6.2%
Average Income Fund*                                                       -4.0
Wellesley Composite Index**                                                -0.6
--------------------------------------------------------------------------------

Admiral Shares (Since May 14, 2001, inception)
--------------------------------------------------------------------------------
Vanguard Wellesley Income Fund                                              2.6%
--------------------------------------------------------------------------------
 *Derived from data provided by Lipper Inc.
**Made up of unmanaged benchmarks weighted 65% in bonds and 35% in stocks. For bonds: the Lehman Credit A or Better Index. For stocks:the S&P 500/BARRA Value Index (26% weighting), S&P Utilities Index (4.5%), and S&P Telephone Index (4.5%).

     The adjacent table pre-sents the total returns (capital change plus reinvested dividends) for Wellesley Income Fund, the average income fund, and the unmanaged Wellesley Composite Index, which is weighted in accordance with our typical asset allocation of 65% in high-quality corporate bonds and 35% in value-oriented stocks. Also presented is the return for your fund's Admiral(TM) Shares--a lower-cost share class for shareholders with sizable or long-standing accounts.
     The fund's total return is based on an increase in net asset value from $20.34 per share on December 31, 2000, to $20.69 per share on September 30, 2001, and is adjusted for dividends totaling $0.72 per share paid from net investment income and a distribution of $0.15 per share paid from net realized capital gains. For the Admiral Shares, the total return is based on an increase in net asset value to $50.14 per share from $50.00 per share (since inception on May 14, 2001) and is adjusted for dividends totaling $1.151 per share paid from net investment income.

     If you own Vanguard Wellesley Income Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 15.

ECONOMIC OVERVIEW
The terrorist attacks on September 11 shut down the U.S. stock market for four days, its longest closing since World War I. The market reopened on September 17, and stock prices plummeted throughout that week. To help ensure that the traumatized financial markets would have the liquidity to function, the U.S. Federal Reserve Board reduced short-term interest rates by 50 basis points (0.5 percentage point) just before the reopening. Then, on October 2, the Fed cut rates by another 50 basis points, its ninth cut since January. The rate reductions brought the federal funds rate--the rate at which banks make overnight loans to other banks--to 2.5%, its lowest level since 1962.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                PERIODS ENDED SEPTEMBER 30, 2001

                                                   ONE        THREE         FIVE
                                                  YEAR        YEARS        YEARS
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index (Large-caps)                      -26.6%         2.0%        10.2%
Russell 2000 Index (Small-caps)                 -21.2          5.0          4.5
Wilshire 5000 Index (Entire market)             -29.0          1.9          8.6
MSCI EAFE Index (International)                 -28.5         -1.2         -0.1
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index (Entire market)      13.0%         6.4%         8.1%
Lehman 10 Year Municipal Bond Index              10.0          5.2          6.8
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                        5.0          5.1          5.1
--------------------------------------------------------------------------------
CPI
Consumer Price Index                              2.6%         2.9%         2.5%
--------------------------------------------------------------------------------

     The Fed's most recent actions continued the central bank's yearlong campaign to revive the flagging U.S. economy. In the second quarter of 2001, the value of goods and services produced by the U.S. economy was just 1.2% higher (on an inflation-adjusted basis) than it had been a year earlier. Some analysts speculated that the economic impact of the terrorist attacks would tip the already weak economy into recession.
     Global  economies  generally  followed the U.S. lead. Slow growth in Europe slowed even further, and Japan struggled with long-standing economic and financial troubles. As weakness spread throughout major economies in North America, Asia, and Europe, the world's developing markets also faced tougher times.
     The U.S. economy's slowdown reflected sharp cutbacks in business investment, particularly in technology and telecommunications infrastructure. During the late 1990s, businesses spent heavily on the new economy's building blocks--the cables, routers, and computers used to generate, transmit, and process vast amounts of data. But after the bubble in Internet stocks burst in March 2000, investment capital became scarce, and corporate spending dried up.

     Until the September 11 attacks, it appeared that the U.S. economy was keeping just clear of recession, largely because of free spending by the American consumer. (An uptick in government spending also helped.) Housing sales and starts had remained strong, even as the number of unemployed workers crept up. Retail sales were also impressive. But both business activity and consumer confidence plunged after September 11, and the timing and extent of a rebound are uncertain.

                                                           ---------------------
                                                                 A WEAK ECONOMY,
                                                                A TUMBLING STOCK
                                                           MARKET, AND THE FED'S
                                                              REPEATED RATE CUTS
                                                             CREATED A FAVORABLE
                                                              CLIMATE FOR BONDS.
                                                           ---------------------

     A spike in energy prices caused a sharp rise in the Consumer Price Index early in the fiscal year. Then, oil and gas prices pulled back, and businesses' efforts to trim inventories also helped keep price increases under control. In the 12 months through September, the CPI rose by 2.6%. It's worth noting that the Fed's latest rate cut leaves short-term interest rates a bit below the past year's inflation rate, which suggests that, for now at least, short-term securities may not generate a positive inflation-adjusted return.

FINANCIAL MARKETS IN REVIEW
A weak economy, a tumbling stock market, and the Fed's repeated rate cuts created a favorable climate for bonds. As interest rates declined, bond prices rose (as always happens when rates fall, because existing bonds with higher yields become more attractive to investors). The broad investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, posted an impressive total return of 13.0% for the 12 months ended September 30 (8.4% for the nine-month period). Rising prices and falling yields were especially pronounced among short-term bonds, which tend to follow Fed rate cuts closely. The yield of the 3-month U.S. Treasury bill declined 3.53 percentage points from December through September, ending the period at 2.37%. The yield of the 10-year U.S. Treasury note fell 0.52 percentage point to 4.59% during the nine months. Corporate bonds outperformed Treasury securities during the nine months--though Treasuries had a slight edge over the past 12 months. Treasury securities made up some ground during September, when many investors fled for safety in the wake of the terrorist attacks and the worsening outlook for the economy.
     The U.S. stock market fell hard during the 12 months ended Sep- tember 30. The broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index, returned -29.0%. Large-capitalization growth stocks were among the hardest hit. During the late 1990s, fast-growing technology and Internet stocks had been bid up to unprecedented heights. As investors became skeptical of these companies' valuations and earnings prospects in a slower-growing economy, tech issues suffered. The tech-heavy Nasdaq Composite Index lost a stunning -58.8% of its value during the 12 months.

     Value stocks--those with low prices relative to corporate measures such as earnings and book value--held up best, though even some of these market sectors posted negative returns during the 12 months.

FISCAL 2001 PERFORMANCE OVERVIEW
Wellesley Income Fund's return of 6.2% for the nine months is a solid achievement, especially in light of the stock market's dismal returns. Your fund's significant commitment to bonds--about $6.30 of every $10 of the fund's assets is invested in fixed income securities--explains its outperformance of broad stock market indexes. From December 31, 2000, through September 30, 2001, the Standard & Poor's 500 Index returned -20.4%; the Lehman Aggregate Bond Index returned 8.4%.
     Our performance margins over our average peer and our benchmark index can also be attributed to our relatively strong stock picking. In fact, your fund's stocks earned a slightly positive return during the nine months, well above the -18.2% return of the S&P/BARRA Value Index, the main benchmark for our equity investments. Our investment adviser's selections in the utilities group--our biggest sector commitment, at an average of about 27% of assets during the period--turned in good results relative to its benchmark index, earning about 2%. The fund also registered a positive return (2%) in the financial services sector, its second-biggest industry weighting. Our returns in the consumer staples, "other energy," and health care sectors were also strong, though those groups together accounted for only about 11% of fund assets on average. In contrast, each of the 12 sectors in the broader S&P 500 Index recorded a negative return for the nine months.
     As you might expect, we held virtually no technology stocks. This is because your fund's emphasis on value-oriented, dividend-paying stocks eliminates most tech shares from consideration. This approach, while helpful over the past 18 months, can be a hindrance when more aggressive growth shares perform well, as they did in the late 1990s.
     On the bond side, your fund's return was slightly below that of the Lehman Credit A or Better Bond Index for the period. Our shortfall was the result of our bigger commitment to Treasury and agency securities and to mortgage-backed bonds, all of which underperformed corporate bonds during the nine months. (The Lehman Credit A or Better Index includes only corporate bonds.)
     For more details on the fund's performance, see the Report from the Adviser beginning on page 7.

LONG-TERM PERFORMANCE OVERVIEW
The proper measure of a fund's success is its long-term record. The table at the top of page 5 presents the total returns for Investor Shares of your fund and its comparative measures over the past decade. As you can see,

Wellesley Income Fund's long-term return has been excellent, both on an absolute basis and relative to its average peer and benchmark index.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                    TEN YEARS ENDED
                                                              SEPTEMBER 30, 2001
--------------------------------------------------------------------------------
                                      AVERAGE                     FINAL VALUE OF
                                       ANNUAL                          A $10,000
                                       RETURN                 INITIAL INVESTMENT
--------------------------------------------------------------------------------
VANGUARD WELLESLEY INCOME FUND          11.1%                            $28,539
Average Income Fund                      8.5                              22,624
Wellesley Composite Index               10.1                              26,108
--------------------------------------------------------------------------------

     Of course, a big part of the long-term record was built during a period that was terrific for the stock market and quite good for bonds. Though it's impossible to predict the absolute level of returns, it's wise to assume that today's low yields for bonds mean that the fund's future results will be lower than they were over the past decade.
     It's important to keep in mind that your fund's emphasis on bonds and stocks with relatively high yields makes it extremely sensitive to changes in interest rates. Generally, declining interest rates will boost the fund's bond portfolio and help its stock investments. While this was clearly the trend over the past nine months, rates won't always fall. However, we're confident that regardless of the shifts in the financial markets, Wellesley Income Fund's balanced investment approach and low costs will serve shareholders well in the long run.

IN SUMMARY
The past nine months has been a trying period for investors--and for the nation as a whole. Uncertainty can sometimes trigger hasty and ill-conceived investment decisions. But we believe that even world-shaking events such as those we've experienced this year should not alter a thoughtfully constructed investment plan. Investing for the long-term and holding a portfolio diversified across asset classes--stocks, bonds, and short-term investments--put you in the best position to stay on course through up and down markets. Thank you for entrusting your hard-earned dollars to us.


Sincerely,

/S/ JOHN J. BRENNAN

John J. Brennan
Chairman and Chief Executive Officer

October 17, 2001

--------------------------------------------------------------------------------
NOTICE TO SHAREHOLDERS
The board of trustees of Vanguard Wellesley Income Fund recently approved a minor change in the composition of the fund's unmanaged index benchmark.
     Wellesley Income Fund's performance is measured against the Wellesley Composite Index, and the compensation of the fund's investment adviser, Wellington Management Company, is based on the fund's performance relative to the index. Currently, the composite index is weighted 65% in bonds and 35% in stocks. Bonds are represented by the Lehman Brothers Credit A or Better Bond Index. Stocks are represented by the S&P 500/BARRA Value Index (26% of the composite), the S&P Utilities Index (4.5%), and the S&P Telephone Index (4.5%).
     On December 31, 2001, Standard & Poor's Corporation will eliminate the S&P Telephone Index. Effective January 1, 2002, the fund's board of trustees approved replacing the S&P Telephone Index component of the Wellesley Composite Index with the S&P Integrated Telecommunication Services Index, which includes the seven companies that now make up the Telephone Index along with four additional businesses. The new index will carry the same weight in the composite benchmark as did the Telephone Index.
     It's important to note that this change will not affect the fund's investment objective, strategy, or policies.
--------------------------------------------------------------------------------

REPORT FROM THE ADVISER

VANGUARD WELLESLEY INCOME FUND outperformed its composite index benchmark during the shortened 2001 fiscal year. For the nine months ended September 30, 2001, the fund returned 6.2% versus -0.6% for the unmanaged benchmark.
     The fund's stock segment returned 1.3% for the period. This gain far outpaced the -17.8% return of our benchmark's equity component, which is weighted 75% in the S&P/BARRA Value Index, 12.5% in the S&P Utilities Index, and 12.5% in the S&P Telephone Index. Our result follows full-year returns on Wellesley's stock investments of 24.7% in 2000, -2.7% in 1999, and 15.2% in 1998.
     The bond segment's return of 8.8% for the nine months lagged the 9.7% return of the index's bond component, the Lehman Credit A or Better Index, which has an intermediate-term average maturity.

THE INVESTMENT ENVIRONMENT
The September 11 terrorist attacks have probably pushed an already weak U.S. economy into recession. Global prospects are not much better, with Japan already in recession and European economies slowing rapidly. The massive fiscal and monetary stimulus provided by the U.S. government and the Federal Reserve will help improve economic prospects in the United States. However, because it will take some time for these forces to be effective, we expect to see recessionary conditions during the next several quarters. Economic weakness and poor corporate earnings have combined to produce a precarious investment environment. Stock market investors, however, appear to be trying to look past the immediate difficulties and toward recovery. We are taking the same approach.
     The Fed's aggressive easing of interest rates has created a generally favorable environment for bond prices. While the yield curve has steepened sharply--short-term interest rates are now decidedly lower than long-term rates--rates across the curve are lower. During much of the nine months

                                                 -------------------------------
                                                 INVESTMENT PHILOSOPHY

                                                 The fund reflects a belief that
                                                 relatively high current income
                                                 and moderate long-term
                                                 growth in income and capital
                                                 can be achieved without
                                                 undue risk by holding 60%
                                                 to 65% of assets in fixed
                                                 income securities and the
                                                 balance in income-oriented
                                                 common stocks. Consistent
                                                 with this approach, the fund's
                                                 bond segment comprises
                                                 intermediate- and long-term
                                                 U.S. Treasury securities and
                                                 high-quality corporate bonds;
                                                 its equity segment is
                                                 dominated by stocks with
                                                 above-average dividend
                                                 yields and strong potential
                                                 for dividend increases.
                                                 -------------------------------
ended September 30, risk premiums narrowed; they widened after the September 11 attacks.

THE FUND'S SUCCESSES
Favorable stock selection was a significant factor in the Wellesley Income Fund's strong nine-month performance. Although each sector within the S&P 500 Index posted a negative return, our stock holdings generated a gain. Cooper Industries performed strongly after receiving an acquisition proposal from Danaher. SBC Communications was also a strong contributor, benefiting from its defensive characteristics as investors sought safety from worrisome market trends.
     Our bond portfolio's long duration helped our performance, as did our avoidance of issuers with credit problems.

THE FUND'S SHORTFALLS
In the equity portion of the fund, our investments in the materials & processing sector and among gas and electric utilities detracted from results during the period.
     The bond portfolio's weightings in Treasuries and mortgage-backed bonds hurt our performance compared with the benchmark, as investment-grade corporates outperformed government and mortgage securities during the nine months.

THE FUND'S POSITIONING
The fund maintained its traditional posture, with 60%-65% of assets allocated to investment-grade bonds and 35%-40% to dividend-paying stocks. Our strategy remains consistent. Changes in our proportions of bonds and stocks are made only at the margin. We began 2001 with 38% of assets in stocks, and we stood at that level at the end of September. We expect to stay around the midpoint of the equity range because of the risk that earnings, which are forecast to decline, may fall short of their (lower) expectations.
     The strategy for the stock portfolio is to purchase a diversified portfolio of stocks with above-market yields. The average dividend yield of our stocks on September 30 was 3.4%--more than double the 1.5% yield of the S&P 500 Index.
     The fund's duration remained longer than that of its fixed income benchmark. A longer duration means that our fund's principal value will fluctuate more in response to changes in interest rates. However, the longer duration will be a boon if short-term rates continue to fall, as we believe they will. We purchase only investment-grade, U.S.-dollar-denominated bonds, and we emphasize issuers with stable-to-improving credit fundamentals.

     The theme that guides the fund's investment strategy is our commitment to provide an attractive level of income by investing in high-quality securities. In general, Wellesley's performance is quite sensitive to the direction of interest rates because of its dominant weighting in bonds and its sizable weighting in high-yielding stocks.

Earl E. McEvoy, Senior Vice President
John R. Ryan, Senior Vice President
Wellington Management Company, LLP

October 17, 2001


--------------------------------------------------------------------------------
PORTFOLIO CHANGES                           NINE MONTHS ENDED SEPTEMBER 30, 2001

                                COMMENTS
--------------------------------------------------------------------------------
NEW HOLDINGS
  XL Capital                    Favorable industry pricing dynamics.
  PNC Financial Services        Improving business mix not reflected in stock
                                  price.
  Chubb                         Favorable industry pricing dynamics.
  FirstEnergy                   Earnings power not reflected in stock price.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
ELIMINATED
  Cooper Industries             Achieved target price following takeover
                                  proposal.
  Baxter International          Achieved target price.
  Wachovia                      Approached target price following merger.
  AT&T                          Poor execution by management and lack of
                                  dividend yield.
--------------------------------------------------------------------------------

                                                                     SEE PAGE 16
                                                                  FOR A COMPLETE
                                                                  LISTING OF THE
                                                                     PORTFOLIO'S
                                                                       HOLDINGS.
9

FUND PROFILE                                            AS OF SEPTEMBER 30, 2001
  FOR WELLESLEY INCOME FUND

This Profile provides a snapshot of the fund's characteristics, compared where appropriate to both an unmanaged index that we consider a "best fit" for the fund and a broad market index. Key terms are defined on pages 12-13.

--------------------------------------
TOTAL FUND CHARACTERISTICS

Yield
  Investor Shares                 4.6%
  Admiral Shares                  4.6%
Turnover Rate                      24%
Expense Ratio
  Investor Shares               0.33%*
  Admiral Shares                0.26%*
Cash Investments                  2.2%
--------------------------------------

--------------------------------------
TEN LARGEST STOCKS (% of equities)

Exxon Mobil Corp.                 5.2%
  (oil)
SBC Communications Inc.           4.3
  (telecommunications)
BellSouth Corp.                   4.1
  (telecommunications)
Verizon Communications            3.5
  (telecommunications)
Philip Morris Cos., Inc.          3.0
  (tobacco)
National City Corp.               2.9
  (banking)
Weyerhaeuser Co.                  2.8
  (forest products)
Sprint Corp.                      2.8
  (telecommunications)
Southern Co.                      2.7
  (electric utilities)
XL Capital Ltd. Class A           2.7
  (insurance)
--------------------------------------
Top Ten                          34.0%
--------------------------------------
Top Ten as % of Total Net Assets 12.7%
--------------------------------------

-------------------------------------------------------------
TOTAL FUND VOLATILITY MEASURES

                              BEST                   WILSHIRE
                    FUND     FIT**       FUND            5000
-------------------------------------------------------------
R-Squared           0.36      1.00       0.02            1.00
Beta                0.22      1.00       0.07            1.00
-------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)
                                                             BEST       WILSHIRE
                                               FUND         FIT**           5000
--------------------------------------------------------------------------------
Auto & Transportation                          1.0%          3.4%           2.0%
Consumer Discretionary                         7.4          11.8           13.6
Consumer Staples                               7.3           1.5            7.2
Financial Services                            21.5          31.6           20.9
Health Care                                    0.0           1.8           15.4
Integrated Oils                               10.8          11.9            3.8
Other Energy                                   0.0           3.6            2.3
Materials & Processing                        10.2           5.7            3.2
Producer Durables                              4.4           3.9            3.1
Technology                                     0.3           7.1           13.7
Utilities                                     34.9          16.2            9.5
Other                                          2.2           1.5            5.3
--------------------------------------------------------------------------------

--------------------------------------
FUND ASSET ALLOCATION

BONDS                              60%
STOCKS                             38%
CASH INVESTMENTS                    2%
--------------------------------------

 *Annualized.
**S&P 500/BARRA Value Index.
10

--------------------------------------------------------------------------------
EQUITY CHARACTERISTICS
                                                             BEST       WILSHIRE
                                                 FUND        FIT*           5000
--------------------------------------------------------------------------------
Number of Stocks                                   62         341          6,196
Median Market Cap                              $18.1B      $31.4B         $33.8B
Price/Earnings Ratio                            15.5x       19.9x          24.2x
Price/Book Ratio                                 2.3x        2.1x           2.9x
Dividend Yield                                   3.4%        2.2%           1.5%
Return on Equity                                20.7%       18.4%          23.1%
Earnings Growth Rate                            10.1%        9.8%          15.4%
Foreign Holdings                                 4.1%        0.0%           0.0%
--------------------------------------------------------------------------------

--------------------------------------
DISTRIBUTION BY CREDIT QUALITY
  (% of bonds)

Treasury/Agency**                26.7%
Aaa                               3.9
Aa                               17.9
A                                34.5
Baa                              17.0
Ba                                0.0
B                                 0.0
Not Rated                         0.0
--------------------------------------
Total 100.0%
--------------------------------------

--------------------------------------------------------------------------------
FIXED INCOME CHARACTERISTICS
                                                           BEST           LEHMAN
                                         FUND              FIT+          INDEX++
--------------------------------------------------------------------------------
Number of Bonds                           165             2,488            6,665
Yield to Maturity                        5.6%              5.6%             5.4%
Average Coupon                           6.7%              6.8%             6.7%
Average Maturity                   10.3 years         9.3 years        8.0 years
Average Quality                           Aa3               Aa3              Aaa
Average Duration                    6.1 years         5.3 years        4.5 years
--------------------------------------------------------------------------------

--------------------------------------
EQUITY INVESTMENT FOCUS

[GRID]

MARKET CAP                       LARGE
STYLE                            VALUE
--------------------------------------

--------------------------------------
DISTRIBUTION BY ISSUER
  (% of bonds)

Asset-Backed                      0.9%
Commercial Mortgage-Backed        0.0
Finance                          21.9
Foreign                           0.8
Government Mortgage-Backed        8.2
Industrial                       38.4
Treasury/Agency                  18.5
Utilities                        11.3
--------------------------------------
Total                           100.0%
--------------------------------------

--------------------------------------
FIXED INCOME INVESTMENT FOCUS

[GRID]

CREDIT QUALITY        INVESTMENT-GRADE
                             CORPORATE
AVERAGE MATURITY                MEDIUM
--------------------------------------



 *S&P 500/BARRA Value Index.
**Includes government mortgage-backed bonds.
 +Lehman Credit A or Better Index.
++Lehman Aggregate Bond Index.


                                                             [PHOTO OF COMPUTER]

                                                               VISIT OUR WEBSITE
                                                                WWW.VANGUARD.COM
                                                           FOR REGULARLY UPDATED
                                                               FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investment.
--------------------------------------------------------------------------------
DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------
YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                     AS OF SEPTEMBER 30, 2001
  FOR WELLESLEY INCOME FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost.
     Note that average annual returns are based on the fund's new fiscal year-end.

--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE September 30, 1991-September 30, 2001

[MOUNTAIN CHART - SCALE $5,000 TO $40,000]

Initial Investment of $10,000

   QTR    WELLESLEY INCOME         AVERAGE          WELLESLEY    LEHMAN CREDIT A
 ENDED   FUND INVESTOR SHS     INCOME FUND    COMPOSITE INDEX    OR BETTER INDEX
--------------------------------------------------------------------------------
199109               10000           10000              10000              10000
199112               10692           10554              10584              10616
199203               10326           10516              10386              10429
199206               10874           10812              10871              10880
199209               11480           11241              11346              11419
199212               11619           11438              11558              11537
199303               12413           12054              12337              12136
199306               12792           12393              12738              12566
199309               13439           12693              13357              13125
199312               13321           12830              13243              13033
199403               12726           12463              12640              12435
199406               12681           12498              12474              12135
199409               12782           12659              12558              12127
199412               12730           12455              12639              12282
199503               13643           13226              13593              13113
199506               14803           14061              14779              14280
199509               15428           14607              15479              14648
199512               16411           15153              16516              15562
199603               16208           15667              16215              14842
199606               16374           16052              16401              14879
199609               16847           16199              16632              15152
199612               17957           16896              17639              15782
199703               17848           17032              17454              15426
199706               19127           18530              18848              16241
199709               20540           19376              20003              17081
199712               21582           19663              21064              17917
199803               22580           20816              22120              18174
199806               23015           21115              22624              18843
199809               23395           19942              22568              19587
199812               24138           21230              23985              19802
199903               23508           21332              23495              19202
199906               24082           22289              24010              18612
199909               23336           21472              23289              18554
199912               23140           22286              23649              18415
200003               23465           22751              24076              18730
200006               23650           22897              24046              18985
200009               25284           23370              25445              19600
200012               26882           23398              26256              20350
200103               27258           23092              26379              21206
200106               28003           23971              26773              21399
200109               28539           22624              26108              22314
--------------------------------------------------------------------------------

                             AVERAGE ANNUAL TOTAL RETURNS
                           PERIODS ENDED SEPTEMBER 30, 2001
                        --------------------------------------       FINAL VALUE
                               ONE          FIVE          TEN       OF A $10,000
                              YEAR         YEARS        YEARS         INVESTMENT
--------------------------------------------------------------------------------
Wellesley Income Fund
  Investor Shares           12.87%        11.12%       11.06%            $28,539
Average Income Fund*        -3.19          6.91         8.51              22,624
Wellesley Composite
  Index**                    2.61          9.44        10.07              26,108
Lehman Credit A or
  Better Index              13.85          8.05         8.36              22,314
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                               TOTAL RETURNS       OF A $250,000
                            MAY 14, 2001+-SEPTEMBER 30, 2001          INVESTMENT
--------------------------------------------------------------------------------
Wellesley Income Fund Admiral Shares                   2.63%            $256,582
Wellesley Composite Index**                           -2.74              243,153
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL INVESTMENT RETURNS (%) September 30, 1991-September 30, 2001
--------------------------------------------------------------------------------
                           WELLESLEY INCOME FUND                       COMPOSITE
                             INVESTOR SHARES                             INDEX**
FISCAL         CAPITAL           INCOME            TOTAL                   TOTAL
YEAR            RETURN           RETURN           RETURN                  RETURN
--------------------------------------------------------------------------------
1992              6.9%             7.9%            14.8%                   13.5%
1993              9.9              7.2             17.1                    17.7
1994            -10.6              5.7             -4.9                    -6.0
1995             13.7              7.0             20.7                    23.3
1996              3.2              6.0              9.2                     7.5
1997             15.5              6.4             21.9                    20.3
1998              8.1              5.8             13.9                    12.8
1999             -5.3              5.0             -0.3                     3.2
2000              2.5              5.8              8.3                     9.3
2001              7.6              5.3             12.9                     2.6
--------------------------------------------------------------------------------



 *Derived from data provided by Lipper Inc.
**Bond  component is 65% Lehman Long Credit AA or Better Index through March 31,
  2000, and 65% Lehman Credit A or Better Index thereafter. Stock component is 26% S&P 500/BARRA Value Index, and 9% S&P Utilities Index through June 30, 1996, when the S&P Utilities component was separated into the S&P Utilities Index and the S&P Telephone Index.
 +Inception.
Note: See Financial Highlights table on page 24 for dividend and capital gains information for the past five years.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered.
     Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                    PERIODS ENDED SEPTEMBER 30, 2001
                                        ONE YEAR      FIVE YEARS       TEN YEARS
                                        ----------------------------------------
Wellesley Income Fund Investor Shares
  Returns Before Taxes                    12.87%          11.12%          11.06%
  Returns After Taxes on Distributions    10.12            7.69            7.87
  Returns After Taxes on Distributions
    and Sale of Fund Shares                8.24            7.59            7.64
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS
  SEPTEMBER 30, 2001

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                          FACE           MARKET
                                                        AMOUNT           VALUE*
WELLESLEY INCOME FUND                                    (000)            (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (16.1%)
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES (7.3%)
U.S. Treasury Bond
    5.50%, 8/15/2028                                  $275,000       $  275,314
U.S. Treasury Notes
    5.75%, 8/15/2010                                   100,000          108,343
    6.875%, 5/15/2006                                  125,000          140,790
                                                                    ------------
                                                                        524,447
                                                                    ------------
AGENCY BONDS AND NOTES (3.8%)
Federal Home Loan Bank
    5.125%, 9/15/2003                                   25,000           25,926
Federal National Mortgage Assn.
    5.75%, 6/15/2005                                    75,000           79,612
    6.50%, 8/15/2004                                    75,000           80,823
    7.125%, 1/15/2030                                   75,000           84,734
                                                                    ------------
                                                                        271,095
                                                                    ------------
MORTGAGE OBLIGATIONS (5.0%)
Federal Home Loan Mortgage Corp.
(1) 6.50%, 5/1/2014--5/1/2015                            9,738           10,083
Federal National Mortgage Assn.
(1) 5.735%, 1/1/2009                                    14,518           14,838
(1) 6.00%, 11/1/2028--9/1/2031                          25,000           24,937
(1) 6.03%, 5/1/2011                                     24,927           25,340
(1) 6.50%, 12/1/2012                                    10,598           10,966
Government National Mortgage Assn.
(1) 6.00%, 6/15/2028--1/15/2030                        246,648          247,715
(1) 6.50%, 10/15/2008--2/15/2015                        20,365           21,187
                                                                    ------------
                                                                        355,066
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (Cost $1,098,011)                                                   1,150,608
--------------------------------------------------------------------------------
CORPORATE BONDS (43.7%)
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (0.6%)
(1) Connecticut RRB Special Purpose Trust CL&P
    6.21%, 12/30/2011                                   12,870           13,520
(1) PECO Energy Transition Trust
    6.52%, 12/31/2010                                   25,000           26,125
                                                                    ------------
                                                                         39,645
                                                                    ------------
FINANCE (13.2%)

BANKING (8.2%)
BB&T Corp.
    6.50%, 8/1/2011                                     25,000           25,506
Banc One Corp.
    7.75%, 7/15/2025                                    25,000           26,410
Bank of America Corp.
    7.875%, 5/16/2005                                   25,000           27,616
Bank One Corp.
    6.50%, 2/1/2006                                     10,000           10,487

--------------------------------------------------------------------------------
                                                          FACE           MARKET
                                                        AMOUNT           VALUE*
                                                         (000)            (000)
--------------------------------------------------------------------------------
BankBoston Corp.
    6.625%, 12/1/2005                                   15,000       $   15,873
Boatmen's Bancshares Inc.
    7.625%, 10/1/2004                                   10,000           10,881
Citigroup Inc.
    5.50%, 8/9/2006                                     10,000           10,210
Citicorp
    6.65%, 12/15/2010                                   25,000           25,636
    7.125%, 9/1/2005                                    15,000           16,166
CoreStates Capital Corp.
    6.625%, 3/15/2005                                   20,000           21,027
Fifth Third Bancorp
    6.75%, 7/15/2005                                    25,000           26,715
First Bank N.A.
    7.55%, 6/15/2004                                     8,000            8,659
First Bank System
    6.625%, 5/15/2003                                   10,000           10,472
    7.625%, 5/1/2005                                     7,500            8,164
First Chicago Corp.
    7.625%, 1/15/2003                                   15,000           15,741
First Union Corp.
    6.00%, 10/30/2008                                   15,000           14,821
Fleet Financial Group, Inc.
    6.875%, 3/1/2003                                    30,000           31,354
Key Bank N.A.
    7.00%, 2/1/2011                                     25,000           25,985
J.P. Morgan & Co., Inc.
    5.75%, 10/15/2008                                   20,000           19,626
    6.25%, 1/15/2009                                    20,000           20,125
NBD Bank N.A.
    6.25%, 8/15/2003                                    20,000           20,848
National City Bank Cleveland
    6.50%, 5/1/2003                                     10,000           10,435
National City Bank Pennsylvania
    7.25%, 10/21/2011                                   22,000           23,589
National City Corp.
    7.20%, 5/15/2005                                    20,000           21,400
NationsBank Corp.
    7.75%, 8/15/2004                                    20,000           21,873
Regions Financial Corp.
    7.00%, 3/1/2011                                     25,000           26,208
Republic New York Corp.
    5.875%, 10/15/2008                                  15,000           14,700
SunTrust Banks, Inc.
    6.00%, 2/15/2026                                    10,000           10,318
Wachovia Corp.
    6.375%, 4/15/2003                                   20,000           20,814
    6.605%, 10/1/2025                                   15,000           15,820
Wells Fargo & Co.
    6.625%, 7/15/2004                                   25,000           26,540

FINANCE COMPANIES (2.3%)
Associates Corp. of North America
    6.25%, 11/1/2008                                    25,000           25,601
Ford Motor Credit Co.
    7.25%, 1/15/2003                                    15,000           15,507
General Electric Capital Corp.
    7.25%, 2/1/2005                                     50,000           54,241
    7.375%, 1/19/2010                                   10,000           11,108
    8.125%, 5/15/2012                                   10,000           11,788
General Motors Acceptance Corp.
    7.00%, 9/15/2002                                    30,000           30,807
    7.75%, 1/19/2010                                    15,000           15,744

INSURANCE (2.7%)
Allstate Corp.
    7.50%, 6/15/2013                                    20,000           21,894
Cincinnati Financial Corp.
    6.90%, 5/15/2028                                    21,750           20,002
Farmers Exchange Capital
(2) 7.05%, 7/15/2028                                    16,750           14,264
Hartford Life Inc.
    7.375%, 3/1/2031                                    25,000           25,020
Liberty Mutual Insurance Co.
(2) 8.50%, 5/15/2025                                    25,000           24,309
Lumbermens Mutual Casualty Co.
(2) 9.15%, 7/1/2026                                     20,000           18,779
MBIA Inc.
    7.00%, 12/15/2025                                   19,500           18,950
Metropolitan Life Insurance Co.
(2) 7.80%, 11/1/2025                                    25,000           25,414
NAC Re Corp.
    7.15%, 11/15/2005                                    5,350            5,610
UNUM Corp.
    6.75%, 12/15/2028                                   25,000           21,461
                                                                    ------------
                                                                        944,518
                                                                    ------------

INDUSTRIAL (23.1%)

BASIC INDUSTRY (3.7%)
Alcoa, Inc.
    6.50%, 6/1/2011                                     50,000           52,067
E.I. du Pont de Nemours & Co.
    6.75%, 10/15/2004                                   25,000           26,739
    6.75%, 9/1/2007                                     25,000           26,989
Ferro Corp.
    7.125%, 4/1/2028                                    10,000            9,158
International Paper Co.
    6.75%, 9/1/2011                                     10,985           10,976
    7.625%, 1/15/2007                                   15,000           16,140
Mead Corp.
    7.35%, 3/1/2017                                     10,350            9,805

--------------------------------------------------------------------------------
                                                          FACE           MARKET
                                                        AMOUNT           VALUE*
WELLESLEY INCOME FUND                                    (000)            (000)
--------------------------------------------------------------------------------
PPG Industries, Inc.
    6.875%, 2/15/2012                                   10,200       $   10,531
Phelps Dodge Corp.
    7.125%, 11/1/2027                                   12,500            9,407
    8.75%, 6/1/2011                                     15,000           15,162
Praxair, Inc.
    6.75%, 3/1/2003                                     25,000           25,960
Rohm & Haas Co.
    6.95%, 7/15/2004                                    25,000           26,488
Weyerhaeuser Co.
    6.00%, 8/1/2006                                     25,000           25,740

CAPITAL GOODS (2.1%)
Illinois Tool Works, Inc.
    5.75%, 3/1/2009                                     25,000           25,043
Lockheed Corp.
    6.75%, 3/15/2003                                     7,000            7,283
Minnesota Mining & Manufacturing Corp.
    6.375%, 2/15/2028                                   25,000           24,306
Tenneco Packaging
    8.125%, 6/15/2017                                   20,000           20,782
    8.375%, 4/15/2027                                   20,000           18,519
United Technologies Corp.
    7.125%, 11/15/2010                                  25,000           26,733
Vulcan Materials Co.
    6.00%, 4/1/2009                                     25,000           24,733

COMMUNICATIONS (5.9%)
AT&T Corp.
    6.50%, 3/15/2029                                    25,000           21,643
AirTouch Communications, Inc.
    6.35%, 6/1/2005                                     25,000           26,161
BellSouth Telecommunications
    6.25%, 5/15/2003                                    12,000           12,494
Chesapeake & Potomac Telephone Co. (VA)
    7.875%, 1/15/2022                                   16,000           17,397
Comcast Cable Communications
    6.20%, 11/15/2008                                   25,000           24,465
Cox Communications, Inc.
    7.75%, 8/15/2006                                    25,000           27,265
GTE California Inc.
    6.70%, 9/1/2009                                     25,000           26,573
GTE Southwest, Inc.
    6.00%, 1/15/2006                                    10,000           10,349
MCI Communications Corp.
    7.50%, 8/20/2004                                    15,000           15,648
Michigan Bell Telephone Co.
    7.85%, 1/15/2022                                    25,000           27,547
New Jersey Bell Telephone Co.
    8.00%, 6/1/2022                                     14,585           15,982
New York Telephone Co.
    6.50%, 3/1/2005                                     30,000           31,322
New York Times Co.
    8.25%, 3/15/2025                                    26,000           27,576
News America Holdings, Inc.
    8.50%, 2/15/2005                                    10,000           10,895
    8.625%, 2/1/2003                                    20,000           21,147
Ohio Bell Telephone Co.
    6.125%, 5/15/2003                                   15,000           15,619
Sprint Capital Corp.
    6.875%, 11/15/2028                                  20,000           17,908
Tribune Co.
    6.875%, 11/1/2006                                   20,000           21,298
Washington Post Co.
    5.50%, 2/15/2009                                    50,000           49,136

CONSUMER CYCLICALS (2.4%)
DaimlerChrysler North America Holding Corp.
    7.40%, 1/20/2005                                    25,000           26,132
The Walt Disney Co.
    6.75%, 3/30/2006                                    20,000           21,068
Ford Motor Co.
    8.90%, 1/15/2032                                    35,000           37,563
General Motors Corp.
    9.40%, 7/15/2021                                    20,000           22,912
Time Warner Inc.
    7.48%, 1/15/2008                                    25,000           26,589
Viacom Inc.
    6.40%, 1/30/2006                                    35,000           36,543

CONSUMER NONCYCLICALS (5.7%)
Bestfoods
    6.625%, 4/15/2028                                   25,000           21,960
CPC International, Inc.
    6.15%, 1/15/2006                                     3,085            3,190
Coca-Cola Co.
    5.75%, 3/15/2011                                    50,000           50,252
Coca-Cola Enterprises
    5.75%, 11/1/2008                                    25,000           24,813
Conagra Foods Inc.
    6.00%, 9/15/2006                                    35,000           35,800
Gillette Co.
    5.75%, 10/15/2005                                   35,000           36,096
    6.25%, 8/15/2003                                    10,000           10,453
Hershey Foods Corp.
    6.95%, 3/1/2007                                     13,000           14,340
Johnson & Johnson
    6.73%, 11/15/2023                                   15,000           15,440
Kellogg Co.
    6.60%, 4/1/2011                                     35,000           36,171
Kimberly-Clark Corp.
    6.25%, 7/15/2018                                    25,000           24,271
Eli Lilly & Co.
    5.50%, 7/15/2006                                    25,000           25,992
PepsiCo, Inc.
    4.50%, 9/15/2004                                     9,300            9,503

--------------------------------------------------------------------------------
                                                          FACE           MARKET
                                                        AMOUNT           VALUE*
                                                         (000)            (000)
--------------------------------------------------------------------------------
Pfizer Inc.
    5.625%, 2/1/2006                                    25,000       $   25,999
Procter & Gamble Co.
    5.25%, 9/15/2003                                    15,000           15,499
    6.45%, 1/15/2026                                    25,000           24,406
Procter & Gamble Co. ESOP
    9.36%, 1/1/2021                                     25,000           32,443

ENERGY (1.6%)
Amerada Hess Corp.
    6.65%, 8/15/2011                                    35,000           34,946
Texaco Capital
    8.625%, 4/1/2032                                    25,000           31,542
USX Corp.
    6.85%, 3/1/2008                                     25,000           26,223
Ultramar Diamond Shamrock
    7.20%, 10/15/2017                                   25,000           24,586

TECHNOLOGY (0.4%)
International Business Machines Corp.
    7.00%, 10/30/2025                                   25,000           25,564

TRANSPORTATION (0.9%)
Burlington Northern Santa Fe Corp.
    6.375%, 12/15/2005                                  12,500           12,977
CSX Corp.
    6.75%, 3/15/2011                                    25,000           25,845
Norfolk Southern Corp.
    6.20%, 4/15/2009                                    25,000           24,925

OTHER (0.4%)
Eaton Corp.
    6.50%, 6/1/2025                                     10,000           10,410
Hubbell Inc.
    6.625%, 10/1/2005                                   10,000           10,658
Whirlpool Corp.
    9.00%, 3/1/2003                                     10,000           10,604
                                                                    ------------
                                                                      1,648,701
                                                                    ------------
UTILITIES (6.8%)

ELECTRIC (6.0%)
Alabama Power Co.
    5.49%, 11/1/2005                                     8,250            8,374
American Electric Power
    6.125%, 5/15/2006                                   35,000           36,318
Arizona Public Service Co.
    6.625%, 3/1/2004                                    10,000           10,463
    7.625%, 8/1/2005                                    15,000           16,088
Cinergy Corp.
    6.25%, 9/1/2004                                     18,000           18,296
Consolidated Edison Co. of New York, Inc.
    6.375%, 4/1/2003                                    20,000           20,718
DTE Energy Co.
    7.05%, 6/1/2011                                     35,000           37,108
Exelon Corp.
    6.75%, 5/1/2011                                     25,000           25,654
Florida Power Corp.
    6.65%, 7/15/2011                                    25,000           26,225
Illinois Power Co.
    6.50%, 8/1/2003                                     10,000           10,407
Kentucky Utilities Co.
    7.92%, 5/15/2007                                     5,000            5,604
NRG Energy Inc.
    6.75%, 7/15/2006                                    25,000           25,877
Northern States Power Co.
    6.375%, 4/1/2003                                     8,000            8,273
Oklahoma Gas & Electric Co.
    6.50%, 4/15/2028                                    10,000            9,335
PSEG Power
(2) 7.75%, 4/15/2011                                    25,000           27,046
PSI Energy Inc.
(2) 6.65%, 6/15/2006                                    25,000           25,918
PacifiCorp
    6.625%, 6/1/2007                                    10,000           10,542
Pennsylvania Power & Light Co.
    6.50%, 4/1/2005                                     15,000           15,765
PECO Energy
    6.50%, 5/1/2003                                     30,000           31,250
SCANA Corp.
    6.875%, 5/15/2011                                   25,000           26,429
Texas Utilities Electric Co.
    6.75%, 7/1/2005                                     10,000           10,477
Union Electric Co.
    6.875%, 8/1/2004                                    10,000           10,626
Wisconsin Power & Light
    5.70%, 10/15/2008                                   12,650           12,449

NATURAL GAS (0.8%)
Enron Corp.
    6.875%, 10/15/2007                                  20,000           21,243
Keyspan Corp.
    6.15%, 6/1/2006                                     35,000           36,659
                                                                    ------------
                                                                        487,144
                                                                    ------------
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
  (COST $3,020,072)                                                   3,120,008
--------------------------------------------------------------------------------
SOVEREIGN BONDS (U.S. DOLLAR-DENOMINATED)(0.5%)
--------------------------------------------------------------------------------
Province of Manitoba
    6.125%, 1/19/2004                                    7,000            7,382
Province of Ontario
    6.00%, 2/21/2006                                    25,000           26,350
--------------------------------------------------------------------------------
TOTAL SOVEREIGN BONDS
  (Cost $31,872)                                                         33,732
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
WELLESLEY INCOME FUND                                   SHARES            (000)
--------------------------------------------------------------------------------
COMMON STOCKS (37.5%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (0.4%)
    Ford Motor Co. 1,557,336 27,020

CONSUMER DISCRETIONARY (2.8%)
    Kimberly-Clark Corp.                             1,152,700       $   71,467
    May Department Stores Co.                        1,988,300           57,700
    Eastman Kodak Co.                                1,128,800           36,720
    The Stanley Works                                  922,000           33,699
                                                                    ------------
                                                                        199,586
                                                                    ------------
CONSUMER STAPLES (2.8%)
    Philip Morris Cos., Inc.                         1,645,000           79,437
    H.J. Heinz Co.                                   1,000,800           42,184
    Procter & Gamble Co.                               547,300           39,838
    Kellogg Co.                                        732,600           21,978
    Universal Corp. VA                                 400,000           13,348
                                                                    ------------
                                                                        196,785
                                                                    ------------
FINANCIAL SERVICES (8.1%)
    National City Corp.                              2,606,600           78,068
    XL Capital Ltd. Class A                            909,300           71,835
    Washington Mutual, Inc.                          1,545,300           59,463
    Marsh & McLennan Cos., Inc.                        549,400           53,127
    The Chubb Corp.                                    714,900           51,051
    PNC Financial Services Group                       839,500           48,061
    J.P. Morgan Chase & Co.                          1,361,440           46,493
    U.S. Bancorp                                     1,300,500           28,845
    St. Paul Cos., Inc.                                676,700           27,894
    Sun Communities, Inc. REIT                         685,600           25,127
    Bank of America Corp.                              401,300           23,436
    Archstone Communities Trust REIT                   890,100           23,232
    Equity Office Properties Trust REIT                696,700           22,294
    Brandywine Realty Trust REIT                       484,500           10,334
    FelCor Lodging Trust, Inc. REIT                    430,000            5,783
                                                                    ------------
                                                                        575,043
                                                                    ------------
INTEGRATED OILS (4.0%)
    Exxon Mobil Corp.                                3,558,926          140,222
    Shell Transport & Trading Co. ADR                  864,500           38,384
    Royal Dutch Petroleum Co. ADR                      523,000           26,281
    Texaco Inc.                                        400,000           26,000
    BP PLC ADR                                         512,708           25,210
    Petrol Brasil ADR                                  989,900           19,006
    USX-Marathon Group                                 519,100           13,886
                                                                    ------------
                                                                        288,989
                                                                    ------------
MATERIALS & PROCESSING (3.8%)
    Weyerhaeuser Co.                                 1,567,400           76,348
    E.I. du Pont de Nemours & Co.                    1,648,100           61,837
    Ashland, Inc.                                    1,140,000           43,947
    Eastman Chemical Co.                             1,023,400           37,149
    Westvaco Corp.                                     850,700           21,863
    Dow Chemical Co.                                   620,000           20,311
    USX-U.S. Steel Group                               782,700           10,942
                                                                    ------------
                                                                        272,397
                                                                    ------------
PRODUCER DURABLES (1.6%)
    Caterpillar, Inc.                                1,504,900           67,420
    Emerson Electric Co.                             1,069,500           50,331
                                                                    ------------
                                                                        117,751
                                                                    ------------
TECHNOLOGY (0.1%)
    Rockwell International Corp.                       619,700            9,097

UTILITIES (13.1%)
    SBC Communications Inc.                          2,448,600          115,378
    BellSouth Corp.                                  2,656,000          110,357
    Verizon Communications                           1,735,800           93,924
    Sprint Corp.                                     3,083,200           74,028
    Southern Co.                                     3,053,000           73,211
    DTE Energy Co.                                   1,388,200           59,762
    Questar Corp.                                    2,266,900           45,746
    Consolidated Edison Inc.                         1,025,500           41,758
    FPL Group, Inc.                                    778,000           41,662
    Exelon Corp.                                       910,000           40,586
    FirstEnergy Corp.                                1,105,900           39,757
    GPU, Inc.                                          808,600           32,635
    Pinnacle West Capital Corp.                        818,800           32,506
    NICOR, Inc.                                        822,300           31,864
    Duke Energy Corp.                                  802,400           30,371
    Progress Energy, Inc.                              654,800           28,150
    SCANA Corp.                                      1,021,600           25,928
    National Fuel Gas Co.                              764,200           17,600
                                                                    ------------
                                                                        935,223
                                                                    ------------
OTHER (0.8%)
    Minnesota Mining & Manufacturing Co.               593,400           58,391
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $2,375,062)                                                   2,680,282
--------------------------------------------------------------------------------

                                                          FACE
                                                        AMOUNT
                                                         (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.2%)
--------------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
    Obligations in a Pooled Cash Account
    3.33%-3.35%, 10/1/2001--Note G                    $122,882          122,882
    3.34%, 10/1/2001                                   101,465          101,465
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (COST $224,347)                                                       224,347
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.0%)
  (COST $6,749,364)                                                   7,208,977
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                                         VALUE*
                                                                          (000)
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.0%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                 $   82,211
Liabilities--Note G                                                    (152,794)
                                                                    ------------
                                                                        (70,583)
                                                                    ------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $7,138,394
================================================================================
  *See Note A in Notes to Financial Statements.
(1)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.
(2)Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2001, the aggregate value of these securities was $135,730,000, representing 1.9% of net assets.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                                         AMOUNT
                                                                          (000)
--------------------------------------------------------------------------------
AT SEPTEMBER 30, 2001, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital--Note E                                              $6,425,229
Undistributed Net Investment Income                                       6,316
Accumulated Net Realized Gains--Note E                                  247,236
Unrealized Appreciation--Note F                                         459,613
--------------------------------------------------------------------------------
NET ASSETS                                                           $7,138,394
================================================================================

Investor Shares--Net Assets
Applicable to 313,778,147 outstanding $.001 par value
  shares of beneficial interest (unlimited authorization)            $6,493,009
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                              $20.69
================================================================================

Admiral Shares--Net Assets
Applicable to 12,872,038 outstanding $.001 par value
  shares of beneficial interest (unlimited authorization)              $645,385
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                               $50.14
================================================================================

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the two most recent reporting periods, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the periods.

--------------------------------------------------------------------------------
                                                   WELLESLEY INCOME FUND
                                         ---------------------------------------
                                              JAN. 1 TO               YEAR ENDED
                                         SEPT. 30, 2001            DEC. 31, 2000
                                                  (000)                    (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                    $ 57,651                $ 88,416
  Interest                                      207,223                 270,018
  Security Lending                                  401                     292
--------------------------------------------------------------------------------
    Total Income                                265,275                 358,726
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                     2,657                   3,358
    Performance Adjustment                          366                    (636)
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                            12,647                  15,797
      Admiral Shares                                324                      --
    Marketing and Distribution
      Investor Shares                               526                     677
      Admiral Shares                                  6                      --
  Custodian Fees                                     78                      83
  Auditing Fees                                      12                      11
  Shareholders' Reports
    Investor Shares                                 109                     207
    Admiral Shares                                   --                      --
  Trustees' Fees and Expenses                         9                       9
--------------------------------------------------------------------------------
    Total Expenses                               16,734                  19,506
    Expenses Paid Indirectly--Note D               (410)                   (228)
--------------------------------------------------------------------------------
    Net Expenses                                 16,324                  19,278
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                           248,951                 339,448
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT
  SECURITIES SOLD                               260,799                 180,887
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION) OF INVESTMENT SECURITIES      (105,010)                405,840
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $404,740                $926,175
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the three most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                         WELLESLEY INCOME FUND
                                                        YEAR ENDED DECEMBER 31,
                                              JAN. 1 TO ------------------------
                                         SEPT. 30, 2001         2000       1999
                                                  (000)        (000)      (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                       $ 248,951    $ 339,448  $ 413,224
  Realized Net Gain (Loss)                      260,799      180,887    370,860
  Change in Unrealized Appreciation
    (Depreciation)                             (105,010)     405,840 (1,110,605)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                 404,740      926,175   (326,521)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                            (227,895)    (338,646)  (414,744)
    Admiral Shares                              (11,553)          --         --
  Realized Capital Gain
    Investor Shares                             (48,744)    (125,570)  (444,853)
    Admiral Shares                                   --           --         --
--------------------------------------------------------------------------------
    Total Distributions                        (288,192)    (464,216)  (859,597)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note H
  Investor Shares                              (186,101)    (880,534)  (335,277)
  Admiral Shares                                650,137           --         --
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
      Share Transactions                        464,036     (880,534)  (335,277)
--------------------------------------------------------------------------------
  Total Increase (Decrease)                     580,584     (418,575)(1,521,395)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                         6,557,810    6,976,385  8,497,780
--------------------------------------------------------------------------------
  End of Period                              $7,138,394   $6,557,810 $6,976,385
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

---------------------------------------------------------------------------------------------------------
                                                            WELLESLEY INCOME FUND INVESTOR SHARES
                                                                    YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                 JAN. 1 TO -------------------------------------------------------
THROUGHOUT EACH PERIOD             SEPT. 30, 2001       2000       1999       1998       1997       1996
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD       $20.34     $18.85     $22.12     $21.86     $20.51     $20.44
---------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                      .748       1.06      1.120       1.13      1.190       1.17
  Net Realized and Unrealized Gain (Loss)
    on Investments                           .472       1.89     (2.025)      1.40      2.805        .66
---------------------------------------------------------------------------------------------------------
    Total from Investment Operations        1.220       2.95      (.905)      2.53      3.995       1.83
---------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income      (.720)     (1.06)    (1.120)     (1.13)    (1.200)     (1.16)
  Distributions from Realized Capital Gains (.150)     (0.40)    (1.245)     (1.14)    (1.445)      (.60)
---------------------------------------------------------------------------------------------------------
    Total Distributions                     (.870)     (1.46)    (2.365)     (2.27)    (2.645)     (1.76)
---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $20.69     $20.34     $18.85     $22.12     $21.86     $20.51
=========================================================================================================

TOTAL RETURN                                6.16%     16.17%     -4.14%     11.84%     20.19%      9.42%
=========================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)     $6,493     $6,558     $6,976     $8,498     $7,646     $7,013
  Ratio of Total Expenses to
    Average Net Assets                     0.33%*      0.31%      0.30%      0.31%      0.31%      0.31%
  Ratio of Net Investment Income to
    Average Net Assets                     4.88%*      5.39%      5.22%      5.05%      5.47%      5.74%
  Portfolio Turnover Rate                     24%        28%        20%        32%        36%        26%
=========================================================================================================
*Annualized.

--------------------------------------------------------------------------------
                                           WELLESLEY INCOME FUND ADMIRAL SHARES
                                                                     MAY 14* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                    SEPT. 30, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                    .932
  Net Realized and Unrealized Gain (Loss) on Investments                   .359
--------------------------------------------------------------------------------
    Total from Investment Operations                                      1.291
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                                   (1.151)
  Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
    Total Distributions                                                  (1.151)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                           $50.14
================================================================================

TOTAL RETURN                                                              2.63%
================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                                     $645
  Ratio of Total Expenses to Average Net Assets                         0.26%**
  Ratio of Net Investment Income to Average Net Assets                  4.88%**
  Portfolio Turnover Rate                                                   24%
================================================================================
 *Inception.
**Annualized.


NOTES TO FINANCIAL STATEMENTS

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on May 14, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria. Effective in 2001, the fund's fiscal year-end changed from December 31 to September 30.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.
     1. Security Valuation: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.
     2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. Repurchase Agreements: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
     4. Distributions: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
     5. Other: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.
     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the Lehman Credit A or Better Bond Index, the S&P 500/BARRA Value Index, the S&P Utilities Index, and the S&P Telephone Index. For the period ended September 30, 2001, the advisory fee represented an effective annual basic rate of 0.05% of the fund's average net assets before an increase of $366,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2001, the fund had contributed capital of $1,361,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 1.4% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the period ended September 30, 2001, directed brokerage and custodian fee offset arrangements reduced expenses by $400,000 and $10,000, respectively. The total expense reduction represented an effective annual rate of 0.01% of the fund's average net assets.

E. During the period ended September 30, 2001, the fund purchased $1,897,721,000 of investment securities and sold $961,765,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $251,918,000, and $645,304,000, respectively.
     The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $12,874,000 from accumulated net realized gains to paid-in capital.

F. At September 30, 2001, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $459,613,000, consisting of unrealized gains of $589,901,000 on securities that had risen in value since their purchase and $130,288,000 in unrealized losses on securities that had fallen in value since their purchase.

G. The market value of securities on loan to broker/dealers at September 30, 2001, was $582,554,000, for which the fund held cash collateral of $122,882,000 and U.S. Treasury securities with a market value of $471,993,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                         JANUARY 1 TO     ----------------------------------------------
                                      SEPTEMBER 30, 2001            2000                    1999
                                ------------------------------------------------------------------------
                                      AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT      SHARES
                                       (000)       (000)       (000)      (000)       (000)       (000)
--------------------------------------------------------------------------------------------------------
Investor Shares
  Issued                          $ 880,920       42,780   $ 369,023     19,014   $ 778,086      36,384
  Issued in Lieu of Cash
    Distributions                   230,196       11,403     386,475     19,751     739,241      37,674
  Redeemed                       (1,297,217)     (62,786) (1,636,032)   (86,399) (1,852,604)    (88,183)
                                ------------------------------------------------------------------------
    Net Increase (Decrease)--
      Investor Shares              (186,101)      (8,603)   (880,534)   (47,634)   (335,277)    (14,125)
                                ------------------------------------------------------------------------
Admiral Shares
  Issued                            655,043       12,966          --         --          --          --
  Issued in Lieu of Cash
    Distributions                     8,926          182          --         --          --          --
  Redeemed                          (13,832)        (276)         --         --          --          --
                                ------------------------------------------------------------------------
    Net Increase (Decrease)--
      Admiral Shares                650,137       12,872          --         --          --          --

--------------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Wellesley Income Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Wellesley Income Fund (the "Fund") at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 1, 2001

--------------------------------------------------------------------------------
SPECIAL 2001 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD WELLESLEY INCOME FUND

This information for the fiscal period ended September 30, 2001, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $48,592,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal period, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 18.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

--------------------------------------------------------------------------------
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, which is owned by the funds and exists solely to provide services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. They bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds.
     Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/ directors; and electing Vanguard officers. The list below provides a brief description of each trustee's professional affiliations. The year in which the trustee joined the Vanguard board is noted in parentheses.

--------------------------------------------------------------------------------
TRUSTEES

JOHN J. BRENNAN (1987) Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

CHARLES D. ELLIS (2001) Senior Adviser to Greenwich Associates; Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

JOANN HEFFERNAN HEISEN (1998) Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY (1990) President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL (1977) Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, BKF Capital, The Jeffrey Co., and NeuVis, Inc.

ALFRED M. RANKIN, JR. (1993) Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc.; Director of Goodrich Corp.

JAMES O. WELCH, JR. (1971) Retired Chairman of Nabisco Brands, Inc. (Food Products); retired Vice Chairman and Director of RJR Nabisco (Food and Tobacco Products); Director of TECO Energy, Inc.

J. LAWRENCE WILSON (1985) Retired Chairman and Chief Executive Officer of Rohm and Haas Co.; Director of AmeriSource Health Corporation, Cummins Inc., and The Mead Corp.; Trustee of Vanderbilt University.

--------------------------------------------------------------------------------
OTHER FUND OFFICERS

R. GREGORY BARTON, Secretary; Managing Director- Legal and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS, Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

--------------------------------------------------------------------------------
VANGUARD MANAGING DIRECTORS

JAMES H. GATELY, Direct Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Institutional Investor Group.
MICHAEL S. MILLER, Planning and Development.
RALPH K. PACKARD, Chief Financial Officer.
GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------
                                 JOHN C. BOGLE
               Founder; Chairman and Chief Executive, 1974-1996.

[PHOTO OF SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

ABOUT OUR COVER
Our cover photograph was taken by Michael Kahn in September 2000 aboard HMS Rose in New York's Long Island Sound. Mr. Kahn is a renowned photographer--and accomplished sailor--whose work often focuses on seascapes and nautical images. The photograph is copyrighted by Mr. Kahn.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

Standard & Poor's(R), S&P(R), S&P 500(R), Standard & Poor's 500, 500, S&P MidCap 400, and S&P SmallCap 600 are trademarks of The McGraw-Hill Companies, Inc. All other index names may contain trademarks and are the exclusive property of their respective owners.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

(C)2001 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q270 112001